SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2002
Date of Report (Date of earliest event reported)

Commission File Number 000-32127

GUIDELINE CAPITAL, INC.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	86-1004672 (IRS Employer Identification No.)

2100 N.E. 155th Street, Vancouver, Washington 9868629910
(Address of principal executive offices)

(360) 798-1619
(Issuer's telephone number)

Item 5. Other Items.

On August 12, 2002, Guideline Capital, Inc. dismissed the Accounting firms of Merdinger, Fruchter, Rosen & Corso, P.C., 888 Seventh Avenue, Suite 2900, New York, New York 10106.

On August 12, 2002, Guideline Capital, Inc. retained their new Accounting firm as Tim L. Steers, Timothy L. Steers, Certified Public Accountant, LLC, 4380 SW Macadam Avenue, Suite 210, Portland, Oregon 97239-6404, Telephone Number, (503) 274-6296, Facsimile Number, (503) 274-6297.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDELINE CAPITAL, INC.
(Registrant)

Date: August 12, 2002 By:/s/ Thomas Platfoot
Thomas Platfoot, Chief Executive Officer
and sole Director